Exhibit 99.1
NEWS RELEASE

Contacts:

Jeff Warren	Chuck Grothaus
Investor Relations	Public Relations
763-505-2696	763-505-2614
FOR IMMEDIATE RELEASE
MEDTRONIC THIRD QUARTER REVENUE INCREASES 10% TO $3.851 BILLION;
RAISES LOWER END OF EPS GUIDANCE FOR CURRENT FISCAL YEAR
•	Non-GAAP diluted EPS of $0.77 grew 8%; GAAP diluted EPS of $0.75 grew 21%

•	International revenue of $1.615 billion grew 11% on a constant currency basis; 22% as reported

•	Free cash flow exceeds $1.3 billion; GAAP cash flow from operations of $1.488 billion

•	Worldwide ICD revenue growth of 5% on a constant currency basis; 9% as reported

•	Worldwide CardioVascular revenue growth of 21% on a constant currency basis; 28% as reported
MINNEAPOLIS — Feb. 23, 2010 — Medtronic, Inc. (NYSE:MDT) today reported financial results for the third quarter of fiscal year 2010, which ended January 29, 2010.
The company reported third quarter revenue of $3.851 billion, a 10 percent increase over third quarter revenue reported a year ago, or a 6 percent increase after adjusting for a favorable $144 million foreign exchange impact. Revenue outside the United States grew to $1.615 billion, an increase of 22 percent as reported and 11 percent on a constant currency basis over the same period last year, representing 42 percent of total revenue this quarter.
Net earnings in the third quarter were $831 million, or $0.75 per diluted share, an increase of 19 percent and 21 percent, respectively. As detailed in the attached table, after adjusting for the impact of adopting a new accounting standard for non-cash interest expense on convertible debt effective the beginning of fiscal year 2010 and in-process research and development charges in the year ago period, third quarter net earnings and diluted earnings per share on a non-GAAP basis were $857 million and $0.77, respectively, an increase of 8 percent over the same period in the prior year.
“Our third quarter results reflect a building track record of delivering consistent execution on our financial commitments,” said Bill Hawkins, Medtronic chairman and chief executive officer. “In addition to the solid revenue growth and strong cash flows driven by our globally diversified product portfolio, we also continued to deliver meaningful operating leverage as demonstrated by a 20 percent increase in operating income.”
Cardiac Rhythm Disease Management
Cardiac Rhythm Disease Management (CRDM) revenue of $1.243 billion grew 6 percent as reported and 2 percent on a constant currency basis after adjusting for a favorable $54 million foreign exchange impact. Worldwide implantable cardioverter defibrillator (ICD) revenue was $756 million. Outside the United States, CRDM revenue grew 2 percent on a constant currency basis, driven by the growing success of the AF Solutions business as well as solid growth in ICD sales.
CardioVascular
CardioVascular revenue of $722 million grew 28 percent as reported and 21 percent on a constant currency basis after adjusting for a favorable $39 million foreign exchange impact. Coronary, Structural Heart, and Endovascular revenue grew 23 percent, 20 percent, and 15 percent, respectively, all on a constant currency basis. Adoption of the Endeavor® stent in Japan and strong international growth across the entire CardioVascular segment contributed to the strong quarterly performance.

Spinal
Spinal revenue of $842 million grew 1 percent as reported and declined 1 percent on a constant currency basis after adjusting for a favorable $17 million foreign exchange impact. Core Spinal products, which include Kyphon, declined 2 percent on a constant currency basis. Biologics revenue grew 2 percent on a constant currency basis. Outside the United States, Core Spinal products grew 4 percent on a constant currency basis and Biologics grew 9 percent on a constant currency basis.
Neuromodulation
Neuromodulation revenue of $394 million grew 11 percent as reported and 8 percent on a constant currency basis after adjusting for a favorable $13 million foreign exchange impact. Growth in Neuromodulation continues to be driven by strong sales of Activa PC and RC Deep Brain Stimulation systems for movement disorders, and InterStim Therapy for overactive bladder and urinary retention, as well as bowel control outside the United States.
Diabetes
Diabetes revenue of $311 million grew 12 percent as reported and 8 percent on a constant currency basis after adjusting for a favorable $11 million foreign exchange impact. Growth in Diabetes was attributed to worldwide sales of continuous glucose monitoring systems as well as the recent launch of the Paradigm Veo insulin pump in Asia and Europe.

Surgical Technologies
Surgical Technologies revenue of $239 million grew 15 percent as reported and 12 percent on a constant currency basis after adjusting for a favorable $7 million foreign exchange impact. Sales of monitoring and power equipment in the Ear, Nose and Throat division, and strong U.S. sales of Navigation equipment contributed to solid growth.
Physio-Control
Physio-Control revenue of $100 million grew 11 percent as reported and 8 percent on a constant currency basis after adjusting for a favorable $3 million foreign exchange impact. Strong international sales and sales of the LIFEPAK 15 monitor/defibrillator, launched earlier in the fiscal year, contributed to revenue growth in the quarter. The company was pleased to receive notice last week from the U.S. Food and Drug Administration to resume unrestricted global shipments.
Guidance
The company today updated diluted earnings per share guidance for fiscal year 2010. The company raised the lower end of fiscal year 2010 EPS guidance to a range of $3.20 to $3.22, which compares to the previous guidance of $3.17 to $3.22. This updated guidance represents fiscal year 2010 EPS growth of 12 percent to 13 percent after adjusting for the dilution from the AF and transcatheter valve acquisitions.
As in the past, all earnings per share ranges exclude any unusual charges or gains that might occur during the fiscal year and the impact of the non-cash charge to interest expense due to the change in accounting rules governing convertible debt and include $0.06 to $0.07 of acquisition dilution for the full fiscal year.
“Our number one position in almost all of our businesses clearly demonstrates the strength of our technology and customer-focused leadership,” said Hawkins. “We remain focused on providing innovative, cost-effective solutions to the growing global challenge of chronic disease affecting more people worldwide than ever before.”
Webcast Information
Medtronic will host a webcast today, February 23 at 8 a.m. Eastern Time (7 a.m. Central Time), to provide information about its businesses for the public, analysts and news media. This quarterly webcast can be accessed by clicking on the Investors link on the Medtronic home page at www.medtronic.com and this earnings release will be archived at www.medtronic.com/newsroom. Within 24 hours, a replay of the webcast and a transcript of the company’s prepared remarks will be available in the “Events & Presentations” section of the Investor Relations homepage.
About Medtronic
Medtronic, Inc., headquartered in Minneapolis, is the world’s leading medical technology company, alleviating pain, restoring health and extending life for people with chronic disease. Its Internet address is www.medtronic.com.
This press release contains forward-looking statements related to results of Medtronic’s operations, which are subject to risks and uncertainties, such as competitive factors, difficulties and delays inherent in the development, manufacturing, marketing and sale of medical products, government regulation and general economic conditions and other risks and uncertainties described in Medtronic’s periodic reports on file with the Securities and Exchange Commission. Actual results may differ materially from anticipated results.

Medtronic does not undertake to update its forward-looking statements. Unless otherwise noted, all comparisons made in this news release are on an “as reported basis,” not on a constant currency basis, and references to quarterly figures increasing or decreasing are in comparison to the third quarter of fiscal year 2009.
-end-

MEDTRONIC, INC.
REVENUE BY OPERATING SEGMENT — WORLD WIDE
 (Unaudited)

	FY09	FY09	FY09	FY09	FY09	FY10	FY10	FY10	FY10	FY10
($ millions)	QTR 1	QTR 2	QTR 3	QTR 4	Total	QTR 1	QTR 2	QTR 3	QTR 4	Total

REPORTED REVENUE :

CARDIAC RHYTHM DISEASE MANAGEMENT	$1,303	$1,242	$1,169	$1,300	$5,014	$1,337	$1,278	$1,243	$—	$3,858
Pacing Systems	526	506	457	494	1,984	536	498	459	—	1,492
Defibrillation Systems	764	724	694	780	2,962	775	754	756	—	2,286
Other	13	12	18	26	68	26	26	28	—	80

SPINAL	$859	$829	$832	$881	$3,400	$915	$862	$842	$—	$2,619
Core Spinal	638	631	627	666	2,560	696	642	630	—	1,968
Biologics	221	198	205	215	840	219	220	212	—	651

CARDIOVASCULAR	$631	$596	$565	$644	$2,437	$689	$696	$722	$—	$2,107
Coronary	349	315	296	332	1,292	353	369	386	—	1,108
Structural Heart	195	186	170	195	747	218	206	216	—	640
Endovascular	87	95	99	117	398	118	121	120	—	359

NEUROMODULATION	$348	$343	$354	$389	$1,434	$373	$384	$394	$—	$1,151

DIABETES	$269	$272	$277	$296	$1,114	$295	$300	$311	$—	$905

SURGICAL TECHNOLOGIES	$202	$213	$207	$235	$857	$227	$224	$239	$—	$690

PHYSIO-CONTROL	$94	$75	$90	$84	$343	$97	$94	$100	$—	$291

TOTAL	$3,706	$3,570	$3,494	$3,829	$14,599	$3,933	$3,838	$3,851	$—	$11,621

ADJUSTMENTS :
CURRENCY IMPACT (1)	$—	$—	$—	$—	$—	$(145)	$(16)	$144	$—	$(19)

COMPARABLE OPERATIONS (1)	$3,706	$3,570	$3,494	$3,829	$14,599	$4,078	$3,854	$3,707	$—	$11,640

(1)	Medtronic management believes that in order to properly understand Medtronic’s short-term and long-term financial trends, investors may wish to consider the impact of foreign currency translation on revenue. In addition, Medtronic management uses results of operations before currency translation to evaluate the operational performance of the Company and as a basis for strategic planning. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures prepared in accordance with GAAP.
Note: The data in this schedule has been intentionally rounded to the nearest million and therefore the quarterly revenue may not sum to the fiscal year to date revenue.

MEDTRONIC, INC.
REVENUE BY OPERATING SEGMENT — US
(Unaudited)

	FY09	FY09	FY09	FY09	FY09	FY10	FY10	FY10	FY10	FY10
($ millions)	QTR 1	QTR 2	QTR 3	QTR 4	Total	QTR 1	QTR 2	QTR 3	QTR 4	Total

REPORTED REVENUE :
CARDIAC RHYTHM DISEASE MANAGEMENT	$731	$702	$666	$742	$2,841	$762	$721	$675	$—	$2,158
Pacing Systems	233	228	206	228	896	247	221	193	—	661
Defibrillation Systems	492	472	454	505	1,923	508	492	475	—	1,475
Other	6	2	6	9	22	7	8	7	—	22
SPINAL	$682	$647	$658	$691	$2,678	$712	$662	$644	$—	$2,018
Core Spinal	474	463	464	488	1,889	507	457	446	—	1,409
Biologics	208	184	194	203	789	205	205	198	—	609
CARDIOVASCULAR	$253	$235	$224	$265	$976	$260	$252	$239	$—	$751
Coronary	120	94	88	108	407	103	106	100	—	309
Structural Heart	92	90	85	96	364	98	87	86	—	271
Endovascular	41	51	51	61	205	59	59	53	—	171
NEUROMODULATION	$238	$249	$254	$279	$1,019	$265	$272	$272	$—	$810
DIABETES	$167	$180	$188	$200	$736	$193	$201	$203	$—	$597
SURGICAL TECHNOLOGIES	$127	$136	$132	$149	$545	$142	$140	$150	$—	$432
PHYSIO-CONTROL	$51	$47	$50	$45	$192	$57	$49	$53	$—	$159
TOTAL	$2,249	$2,196	$2,172	$2,371	$8,987	$2,391	$2,297	$2,236	$—	$6,925

ADJUSTMENTS :
CURRENCY IMPACT	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

COMPARABLE OPERATIONS	$2,249	$2,196	$2,172	$2,371	$8,987	$2,391	$2,297	$2,236	$—	$6,925

Note:	The data in this schedule has been intentionally rounded to the nearest million and therefore the quarterly revenues may not sum to the fiscal year to date revenue.

MEDTRONIC, INC.
REVENUE BY OPERATING SEGMENT — INTERNATIONAL
(Unaudited)

	FY09	FY09	FY09	FY09	FY09	FY10	FY10	FY10	FY10	FY10
($ millions)	QTR 1	QTR 2	QTR 3	QTR 4	Total	QTR 1	QTR 2	QTR 3	QTR 4	Total
REPORTED REVENUE :
CARDIAC RHYTHM DISEASE MANAGEMENT	$572	$540	$503	$558	$2,173	$575	$557	$568	$—	$1,700
Pacing Systems	293	278	251	266	1,088	289	277	266	—	831
Defibrillation Systems	272	252	240	275	1,039	267	262	281	—	811
Other	7	10	12	17	46	19	18	21	—	58

SPINAL	$177	$182	$174	$190	$722	$203	$200	$198	$—	$601
Core Spinal	164	168	163	178	671	189	185	184	—	559
Biologics	13	14	11	12	51	14	15	14	—	42

CARDIOVASCULAR	$378	$361	$341	$379	$1,461	$429	$444	$483	$—	$1,356
Coronary	229	221	208	224	885	250	263	286	—	799
Structural Heart	103	96	85	99	383	120	119	130	—	369
Endovascular	46	44	48	56	193	59	62	67	—	188

NEUROMODULATION	$110	$94	$100	$110	$415	$108	$112	$122	$—	$341
DIABETES	$102	$92	$89	$96	$378	$102	$99	$108	$—	$308

SURGICAL TECHNOLOGIES	$75	$77	$75	$86	$312	$85	$84	$89	$—	$258

PHYSIO-CONTROL	$43	$28	$40	$39	$151	$40	$45	$47	$—	$132

TOTAL	$1,457	$1,374	$1,322	$1,458	$5,612	$1,542	$1,541	$1,615	$—	$4,696

ADJUSTMENTS :

CURRENCY IMPACT (1)	$—	$—	$—	$—	$—	$(145)	$(16)	$144	$—	$(19)

COMPARABLE OPERATIONS (1)	$1,457	$1,374	$1,322	$1,458	$5,612	$1,687	$1,557	$1,471	$—	$4,715

(1)	Medtronic management believes that in order to properly understand Medtronic’s short-term and long-term financial trends, investors may wish to consider the impact of foreign currency translation on revenue. In addition, Medtronic management uses results of operations before currency translation to evaluate the operational performance of the Company and as a basis for strategic planning. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures prepared in accordance with GAAP.
Note: The data in this schedule has been intentionally rounded to the nearest million and therefore the quarterly revenue may not sum to the fiscal year to date revenue.

MEDTRONIC, INC.
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
(Unaudited)

	Three months ended		Nine months ended
	January 29,	January 23,	January 29,	January 23,
	2010	2009	2010	2009
	(in millions, except per share data)
Net sales	$3,851	$3,494	$11,621	$10,770
Costs and expenses:
Cost of products sold	912	848	2,800	2,586
Research and development expense	344	337	1,083	987
Selling, general and administrative expense	1,328	1,257	4,019	3,838
Restructuring charges	—	—	62	96
Certain litigation charges, net	—	—	374	266
Purchased in-process research and development (IPR&D) charges	—	72	—	90
Other expense, net	148	50	372	344
Interest expense, net	56	37	176	131

Total costs and expenses	2,788	2,601	8,886	8,338

Earnings before income taxes	1,063	893	2,735	2,432

Provision for income taxes	232	195	590	465

Net earnings	$831	$698	$2,145	$1,967

Basic earnings per share	$0.75	$0.62	$1.94	$1.75

Diluted earnings per share	$0.75	$0.62	$1.93	$1.74

Basic weighted average shares outstanding	1,105.0	1,119.0	1,108.3	1,122.8
Diluted weighted average shares outstanding	1,108.7	1,121.8	1,111.0	1,128.0

Cash dividends declared per common share	$0.205	$0.188	$0.615	$0.563

MEDTRONIC, INC.
RECONCILIATION OF CONSOLIDATED GAAP NET EARNINGS
TO CONSOLIDATED NON-GAAP NET EARNINGS
(Unaudited)
(in millions, except per share data)

	Three months ended
	January 29,		January 23,		Percentage
	2010		2009		Change
Net earnings, as reported	$831		$698		19%
IPR&D charges	—		72	(b)
Impact of adoption of new authoritative convertible debt guidance on interest expense, net	26	(a)	25	(a)

Non-GAAP net earnings	$857		$795		8%

MEDTRONIC, INC.
RECONCILIATION OF CONSOLIDATED GAAP DILUTED EPS
TO CONSOLIDATED NON-GAAP DILUTED EPS
(Unaudited)

	Three months ended
	January 29,		January 23,		Percentage
	2010		2009		Change
Diluted EPS, as reported	$0.75		$0.62		21%
IPR&D charges	—		0.06	(b)
Impact of adoption of new authoritative convertible debt guidance on interest expense, net	0.02	(a)	0.03	(a)

Non-GAAP diluted EPS	$0.77		$0.71		8%

(a)	The adoption of Financial Accounting Standards Board (FASB) new authoritative guidance on accounting for convertible debt has resulted in an after-tax impact to net earnings of $26 million ($0.02 per share) and $25 million ($0.03 per share) for the three months ended January 29, 2010 and January 23, 2009, respectively. The pre-tax impact to interest expense, net was $41 million and $39 million for the three months ended January 29, 2010 and January 23, 2009, respectively. In addition to disclosing the financial statement impact of the adoption of this new authoritative guidance that is determined in accordance with U.S. generally accepted accounting principles (U.S. GAAP), Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding the impact of the adoption of this new guidance. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates the impact of the adoption of this new guidance when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP. In addition, this non-GAAP financial measure may not be the same as similar measures presented by other companies.

(b)	The $72 million ($0.06 per share) after-tax IPR&D charge is related to technology acquired through the purchase of CryoCath Technologies Inc. that had not yet reached technological feasibility and had no future alternative use. In addition to disclosing IPR&D charges that are determined in accordance with U.S. GAAP, Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding these IPR&D charges. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates these IPR&D charges when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP. In addition, this non-GAAP financial measure may not be the same as similar measures presented by other companies.

MEDTRONIC, INC.
RECONCILIATION OF CONSOLIDATED GAAP NET EARNINGS
TO CONSOLIDATED NON-GAAP NET EARNINGS
(Unaudited)
(in millions, except per share data)

	Nine months ended
	January 29,		January 23,		Percentage
	2010		2009		Change
Net earnings, as reported	$2,145		$1,967		9%
Restructuring charges	50	(a)	66	(d)
Certain litigation charges, net	316	(b)	176	(e)
IPR&D charges	—		83	(f)
Impact of adoption of new authoritative convertible debt guidance on interest expense, net	80	(c)	74	(c)

Non-GAAP net earnings	$2,591		$2,366		10%

MEDTRONIC, INC.
RECONCILIATION OF CONSOLIDATED GAAP DILUTED EPS
TO CONSOLIDATED NON-GAAP DILUTED EPS
(Unaudited)

	Nine months ended
	January 29,		January 23,		Percentage
	2010		2009		Change
Diluted EPS, as reported	$1.93		$1.74		11%
Restructuring charges	0.04	(a)	0.06	(d)
Certain litigation charges, net	0.28	(b)	0.16	(e)
IPR&D charges	—		0.07	(f)
Impact of adoption of new authoritative convertible debt guidance on interest expense, net	0.07	(c)	0.07	(c)
Impact of adoption of new authoritative share based payment guidance	—		0.01	(g)

Non-GAAP diluted EPS	$2.33	(1)	$2.10	(1)	11%

Note: The data in this schedule has been intentionally rounded and therefore the first quarter, second quarter and third quarter data may not sum to the fiscal year to date totals.

(1)	The data in this schedule has been intentionally rounded to the nearest $0.01 and therefore may not sum.

(a)	The $50 million ($0.04 per share) after-tax ($69 million pre-tax) restructuring charge is the net impact of a $52 million after-tax charge related to restructuring initiatives that the Company began in the fourth quarter of fiscal year 2009, offset by a $2 million after-tax net reversal of excess reserves related to the global realignment initiative that began in the fourth quarter of fiscal year 2008. The fiscal year 2009 initiatives are designed to streamline operations and further align resources around the Company’s higher growth opportunities. This initiative impacts most businesses and certain corporate functions. In the first quarter of fiscal year 2010, the Company recognized expense associated with compensation and early retirement benefits provided to employees which could not be accrued in the fourth quarter of fiscal year 2009. In addition, the Company recorded $4 million of the after-tax expense ($7 million pre-tax) within cost of products sold related to inventory write-offs and production-related asset impairments associated with these restructuring activities. The $2 million after-tax net reversal is primarily a result of a $5 million after-tax reversal due to favorable severance negotiations with certain employee populations outside the U.S. as well as a higher than expected percentage of employees identified for elimination finding positions elsewhere within the Company partially offset by a $3 million after-tax charge the Company recorded in the first quarter of fiscal year 2010 related to the further write-down of a non-inventory related asset resulting from the continued decline in the international real estate market. There were no additional restructuring charges in the third quarter of fiscal year 2010. In addition to disclosing restructuring charges that are determined in accordance with U.S. GAAP, Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding these restructuring charges. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates these restructuring charges when evaluating the operating performance of the

Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP. In addition, this non-GAAP financial measure may not be the same as similar measures presented by other companies.

(b)	The $316 million ($0.28 per share) after-tax ($374 million pre-tax) certain litigation charges, net relate to settlements with Abbott Laboratories (Abbott) and with W.L. Gore & Associates (Gore). The Abbott settlement accounted for $360 million after-tax ($444 million pre-tax) charges and the Gore settlement accounted for $44 million after-tax ($70 million pre-tax) gain of certain litigation charges, net. The Abbott settlement related to the resolution of all outstanding intellectual property litigation. The terms of the Abbott agreement stipulate that neither party will sue each other in the field of coronary stent and stent delivery systems for a period of at least 10 years, subject to certain conditions. Both parties also agreed to a cross-license of the disputed patents within the defined field. The $444 million pre-tax settlement amount includes a $400 million payment to Abbott and a $42 million success payment made to evYsio Medical Devices, LLC (evYsio). In addition, a $2 million payment was made to evYsio in order to expand the definition of the license field from evYsio. The Gore settlement related to the resolution of outstanding patent litigation related to selected patents in Medtronic’s Jervis and Wiktor patent families. The terms of the agreement stipulate that neither party will sue each other in the defined field of use, subject to certain conditions. In addition and subject to certain conditions, Medtronic granted Gore a worldwide, irrevocable, non-exclusive license in the defined field of use. Gore will also pay Medtronic a quarterly license payment through the fiscal quarter ending October 2018. In addition to disclosing certain litigation charges that are determined in accordance with U.S. GAAP, Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding these certain litigation charges. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates these certain litigation charges when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP. In addition, this non-GAAP financial measure may not be the same as similar measures presented by other companies

(c)	The adoption of FASB new authoritative guidance for convertible debt accounting has resulted in an after-tax impact to net earnings of $80 million ($0.07 per share) and $74 million ($0.07 per share) for the nine months ended January 29, 2010 and January 23, 2009, respectively. The pre-tax impact to interest expense, net was $125 million and $114 million for the nine months ended January 29, 2010 and January 23, 2009, respectively. In addition to disclosing the financial statement impact of the adoption of this new guidance that is determined in accordance with U.S. GAAP, Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding the impact of the adoption of this new guidance. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates the impact of adoption of this new guidance when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP. In addition, this non-GAAP financial measure may not be the same as similar measures presented by other companies.

(d)	The $66 million ($0.06 per share) after-tax restructuring charge is related to a global realignment initiative that the Company began in the fourth quarter of fiscal year 2008. This initiative focuses on shifting resources to those areas where the Company has the greatest opportunities for growth and streamlining operations to drive operating leverage. The global realignment initiative impacts most businesses and certain corporate functions. The majority of the expense recognized in the first quarter of fiscal year 2009 is related to the execution of our global realignment initiative outside the United States. This includes the realignment of personnel throughout Europe and the Emerging Markets and the closure of an existing facility in the Netherlands that will be integrated into the U.S. operations. The remainder of the expense is associated with compensation provided to employees identified in the fourth quarter of fiscal year 2008 whose employment terminated with the Company in the first quarter of fiscal year 2009. These incremental costs were not accrued in the fourth quarter of fiscal year 2008 because these benefits had not yet been communicated to the impacted employees. As of October 30, 2009, the global realignment initiative was substantially complete. In addition to disclosing restructuring charges that are determined in accordance with U.S. GAAP, Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding these restructuring charges. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates these restructuring charges when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP. In addition, this non-GAAP financial measure may not be the same as similar measures presented by other companies.

(e)	The $176 million ($0.16 per share) after-tax certain litigation charge is related to a $229 million ($152 million after-tax) charge related to the final judgment in litigation with the Cordis Corporation (a subsidiary of Johnson & Johnson) that originated in October 1997 and a $37 million ($24 million after-tax) charge related to the settlement of litigation with Fastenetix LLC that originated in May 2006. The charge related to litigation with the Cordis Corporation was in addition to a $243 million reserve recorded in the third quarter of fiscal year 2008. In addition to disclosing certain litigation charges that are determined in accordance with U.S. GAAP, Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding these certain litigation charges. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates these certain litigation charges when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP. In addition, this non-GAAP financial measure may not be the same as similar measures presented by other companies.

(f)	The $83 million ($0.07 per share) after-tax IPR&D charge represents the cumulative impact of pre-tax charges of $72 million ($72 million after tax) related to a technology acquired through the purchase of CryoCath Technologies, Inc. that had not yet reached technological feasibility and had no future alternative use and $18 million ($11 million after tax) related to the purchase of certain intellectual property for use in the Spine business that was expensed as IPR&D since technological feasibility of the underlying product had not yet been reached and such technology has no future alternative use. In addition to disclosing IPR&D charges that are determined in accordance with U.S. GAAP, Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding these IPR&D charges. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates these IPR&D charges when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP. In addition, this non-GAAP financial measure may not be the same as similar measures presented by other companies.

(g)	The $0.01 per share adjustment is the result of adopting new FASB issued authoritative guidance in the first quarter of fiscal year 2010 for determining whether instruments granted in share-based payment transactions are participating securities. This new guidance provides that unvested share-based payment awards that contain nonforfeitable rights to dividends or dividend equivalents (whether paid or unpaid) are participating securities and shall be included in the computation of earnings per share (EPS) pursuant to the two-class method. The Company is required to retrospectively adjust all prior-period EPS data. The Company included 4.1 million of unvested restricted shares in the basic weighted average outstanding calculation for the nine months ended January 23, 2009, which resulted in a $0.01 per share increase to non-GAAP diluted EPS for nine months ended January 23, 2009. In addition to disclosing the financial statement impact of the adoption of this new guidance that is determined in accordance with U.S. GAAP, Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding the impact of the adoption of this new guidance. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates the impact of adoption of this new guidance when evaluating the operating performance of the

Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP. In addition, this non-GAAP financial measure may not be the same as similar measures presented by other companies.

MEDTRONIC, INC.
RECONCILIATION OF WORLDWIDE REVENUE GROWTH TO CONSTANT CURRENCY GROWTH
(Unaudited)
(in millions)

	Three months ended
	January 29,	January 23,	Reported	Currency Impact	Constant Currency
	2010	2009	Growth	on Growth (a)	Growth (a)
Reported Revenue:
Pacing Systems	$459	$457	—%	5%	(5)%
Defibrillation Systems	756	694	9	4	5
Other	28	18	56	6	50

Cardiac Rhythm Disease Management	1,243	1,169	6	4	2

Core Spinal	630	627	—	2	(2)
Biologics	212	205	3	1	2

Spinal	842	832	1	2	(1)

Coronary	386	296	30	7	23
Structural Heart	216	170	27	7	20
Endovascular	120	99	21	6	15

CardioVascular	722	565	28	7	21

Neuromodulation	394	354	11	3	8
Diabetes	311	277	12	4	8
Surgical Technologies	239	207	15	3	12
Physio-Control	100	90	11	3	8

Total	$3,851	$3,494	10%	4%	6%

(a)	Medtronic management believes that in order to properly understand Medtronic’s short-term and long-term financial trends, investors may wish to consider the impact of foreign currency translation on revenue. In addition, Medtronic management uses results of operations before currency translation to evaluate the operational performance of the Company and as a basis for strategic planning. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP.

MEDTRONIC, INC.
RECONCILIATION OF INTERNATIONAL REVENUE GROWTH TO CONSTANT CURRENCY GROWTH
(Unaudited)
(in millions)

	Three months ended
	January 29,	January 23,	Reported	Currency Impact	Constant Currency
	2010	2009	Growth	on Growth (a)	Growth (a)
Reported Revenue:
Pacing Systems	$266	$251	6%	10%	(4)%
Defibrillation Systems	281	240	17	12	5
Other	21	12	75	8	67

Cardiac Rhythm Disease Management	568	503	13	11	2

Core Spinal	184	163	13	9	4
Biologics	14	11	27	18	9

Spinal	198	174	14	10	4

Coronary	286	208	38	11	27
Structural Heart	130	85	53	14	39
Endovascular	67	48	40	13	27

CardioVascular	483	341	42	12	30

Neuromodulation	122	100	22	13	9
Diabetes	108	89	21	12	9
Surgical Technologies	89	75	19	10	9
Physio-Control	47	40	18	8	10

Total	$1,615	$1,322	22%	11%	11%

(a)	Medtronic management believes that in order to properly understand Medtronic’s short-term and long-term financial trends, investors may wish to consider the impact of foreign currency translation on revenue. In addition, Medtronic management uses results of operations before currency translation to evaluate the operational performance of the Company and as a basis for strategic planning. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP.

MEDTRONIC, INC.
RECONCILIATION OF OPERATING CASH FLOW TO FREE CASH FLOW
(Unaudited)

	Nine months ended		Six months ended		Three months ended
	January 29, 2010		October 30, 2009		January 29, 2010

Net cash provided by operating activities	$2,894		$1,406		$1,488
Additions to property, plant, and equipment	(402)		(279)		(123)

Free cash flow	$2,492	(a)	$1,127	(a)	$1,365	(a)

(a)	Medtronic management believes that in order to properly understand Medtronic’s short-term and long-term financial trends, investors may wish to consider free cash flow. In addition, Medtronic management uses free cash flow to evaluate operational performance of the Company and as a basis for strategic planning. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP. Medtronic calculates free cash flow by subtracting additions to property, plant and equipment from operating cash flows.
MEDTRONIC, INC.
RECONCILIATION OF NET EARNINGS TO CALCULATION OF OPERATING INCOME
(Unaudited)

	Three months ended		Three months ended		Percentage
	January 29, 2010		January 23, 2009		Change

Net earnings	$831		$698		19%
Provision for income taxes	232		195
Interest expense, net	56		37
Other expense, net	148		50
Purchased in-process research and development (IPR&D) charges	—		72

Operating income	$1,267	(b)	$1,052	(b)	20%

(b)	Medtronic management believes that in order to properly understand Medtronic’s short-term and long-term financial trends, investors may wish to consider operating income. In addition, Medtronic management uses operating income to evaluate operational performance of the Company and as a basis of strategic planning. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP. Medtronic calculates operating income by subtracting cost of products sold, research and development expense, and selling, general and administrative expense from net sales.

MEDTRONIC, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	January 29,	April 24,
	2010	2009
	(in millions, except per share data)
ASSETS

Current assets:
Cash and cash equivalents	$1,463	$1,271
Short-term investments	829	405
Accounts receivable, less allowances of $68 and $61, respectively	3,131	3,123
Inventories	1,468	1,426
Deferred tax assets, net	550	605
Prepaid expenses and other current assets	538	622

Total current assets	7,979	7,452

Property, plant and equipment	5,255	4,887
Accumulated depreciation	(2,878)	(2,608)

Property, plant and equipment, net	2,377	2,279

Goodwill	8,230	8,195
Other intangible assets, net	2,289	2,477
Long-term investments	4,020	2,769
Other assets	273	416

Total assets	$25,168	$23,588

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities:
Short-term borrowings	$1,030	$522
Accounts payable	399	382
Accrued compensation	912	901
Accrued income taxes	237	130
Other accrued expenses	816	1,212

Total current liabilities	3,394	3,147

Long-term debt	6,396	6,253
Long-term accrued compensation and retirement benefits	364	329
Long-term accrued income taxes	577	475
Long-term deferred tax liabilities, net	43	115
Other long-term liabilities	74	87

Total liabilities	10,848	10,406

Commitments and contingencies	—	—

Shareholders’ equity:
Preferred stock— par value $1.00	—	—
Common stock— par value $0.10	111	112
Retained earnings	14,410	13,272
Accumulated other comprehensive loss	(201)	(202)

Total shareholders’ equity	14,320	13,182

Total liabilities and shareholders’ equity	$25,168	$23,588

MEDTRONIC, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Nine months ended
	January 29,	January 23,
	2010	2009
	(in millions)
Operating Activities:
Net earnings	$2,145	$1,967
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	566	522
Amortization of discount on senior convertible notes	125	114
IPR&D charges	—	90
Provision for doubtful accounts	27	31
Deferred income taxes	127	63
Stock-based compensation	176	178
Excess tax benefit from exercise of stock-based awards	—	(23)
Change in operating assets and liabilities, net of effect of acquisitions:
Accounts receivable	(51)	252
Inventories	64	(230)
Accounts payable and accrued liabilities	67	348
Other operating assets and liabilities	213	(158)
Certain litigation charges, net	374	266
Certain litigation payments	(939)	(665)

Net cash provided by operating activities	2,894	2,755

Investing Activities:
Acquisitions, net of cash acquired	—	(381)
Purchase of intellectual property	(44)	(152)
Additions to property, plant and equipment	(402)	(378)
Purchases of marketable securities	(4,381)	(2,246)
Sales and maturities of marketable securities	2,868	2,182
Other investing activities, net	(86)	(270)

Net cash used in investing activities	(2,045)	(1,245)

Financing Activities:
Change in short-term borrowings, net	520	41
Payments on long-term debt	(20)	(316)
Dividends to shareholders	(681)	(632)
Issuance of common stock	134	393
Excess tax benefit from exercise of stock-based awards	—	23
Repurchase of common stock	(634)	(726)

Net cash used in financing activities	(681)	(1,217)

Effect of exchange rate changes on cash and cash equivalents	24	(70)

Net change in cash and cash equivalents	192	223

Cash and cash equivalents at beginning of period	1,271	1,060

Cash and cash equivalents at end of period	$1,463	$1,283

Supplemental Cash Flow Information
Income taxes paid	$300	$367
Interest paid	278	136
Supplemental Noncash Investing and Financing Activities:
Reclassification of debentures from short-term to long-term debt	$—	$15